UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2015

Commission File Number: 000-50768

ACADIA Pharmaceuticals Inc.

(Exact name of Registrant as specified in its charter)

Delaware	061376651
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 300, San Diego, California 92130

(Address of principal executive offices)

858-558-2871

(Registrant’s Telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On June 15, 2015, the stockholders of ACADIA Pharmaceuticals Inc. (“Registrant”) approved an amendment to Registrant’s 2010 Equity Incentive Plan, as amended, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 5,000,000 shares.

The foregoing description of Registrant’s 2010 Equity Incentive Plan, as amended, does not purport to be complete and is qualified in its entirety by reference to Exhibit 99.1 to this Report, as well as the description of the 2010 Equity Incentive Plan, as amended, included in Registrant’s definitive proxy statement (the “proxy statement”) filed with the Securities and Exchange Commission on April 29, 2015.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Registrant held its 2015 Annual Meeting of Stockholders on June 15, 2015 (the “2015 Annual Meeting”).

(b)	The election of three nominees to serve as Class II directors on Registrant’s board of directors until the 2018 Annual Meeting of Stockholders was carried out at the 2015 Annual Meeting. The following three Class II directors were elected by the votes indicated:

	For	Withheld	Broker Non- Votes
Stephen Biggar	74,550,153	462,593	16,811,899
Torsten Rasmussen	74,779,409	233,337	16,811,899
Daniel Soland	74,876,020	136,726	16,811,899

In addition to the election of three Class II directors, the following matters were submitted to a vote of the stockholders at the 2015 Annual Meeting:

(i)	the approval of an amendment to Registrant’s 2010 Equity Incentive Plan, as amended, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 5,000,000 shares, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
72,766,346	2,212,297	34,103	16,811,899

(ii)	the approval of an amendment to Registrant’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 225,000,000, which was approved by the following vote:

For	Against	Abstain
88,436,973	3,079,265	308,407

(iii)	the approval, on an advisory basis, of the compensation of Registrant’s named executive officers, as disclosed in the proxy statement, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
74,170,143	670,457	172,146	16,811,899

(iv)	the appointment of Ernst & Young LLP as Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified by the following vote:

For	Against	Abstain
91,598,521	165,885	60,239

Each of the foregoing voting results from the 2015 Annual Meeting of Stockholders is final.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	2010 Equity Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2015	ACADIA Pharmaceuticals Inc.
	By:	/s/ Glenn F. Baity
Name: Glenn F. Baity
Title: EVP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	2010 Equity Incentive Plan, as amended